Statement of Additional Information Supplement

John Hancock Bond Trust	John Hancock Investment Trust
John Hancock California Tax-Free Income Fund	John Hancock Investment Trust II
John Hancock Capital Series	John Hancock Investors Trust
John Hancock Collateral Trust	John Hancock Municipal Securities Trust
John Hancock Current Interest	John Hancock Sovereign Bond Fund
John Hancock Exchange-Traded Fund Trust	John Hancock Strategic Series
John Hancock Financial Opportunities Fund	John Hancock Tax-Advantaged Global Shareholder Yield Fund
John Hancock Funds II	John Hancock Variable Insurance Trust
John Hancock Funds III

Supplement dated December 27, 2021 to the current Statement of Additional Information, as may be supplemented (the “SAI”)

Effective December 31, 2021, Charles L. Bardelis is retiring as an Independent Trustee. Accordingly, all references to Mr. Bardelis as a current Independent Trustee are removed from each SAI after that date.

In addition, certain information under the “Board Committees” sub-section of the “Duties of Trustees; Committee Structure” section is amended, effective as of January 1, 2022, to reflect updated Committee memberships and Chairpersons, as applicable, for certain of the Committees as set forth below:

Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Burgess and Cunningham and Ms. Rathke). Mr. Burgess serves as Chairperson of this Committee.

Compliance Committee. The Board also has a standing Compliance Committee (Mses. Fey and Jackson). Ms. Fey serves as Chairperson of this Committee.

Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has four subcommittees with the Trustees divided among the four subcommittees (each an “Investment Sub-Committee”). Ms. Jackson and Messrs. Boyle, Cunningham and Pruchansky serve as Chairpersons of the Investment Sub-Committees.

In addition, certain information under the “Risk Oversight” sub-section of the “Duties of Trustees; Committee Structure” section is amended, effective as of January 1, 2022, to reflect updates to the Investment Committee:

The Board has established an Investment Committee, which consists of four Investment Sub-Committees. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the relevant funds and the performance of their subadvisors. The Advisor monitors these policies and subadvisor activities and may recommend changes in connection with the funds to each relevant Investment Sub-Committee in response to subadvisor requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee reviews reports from the Advisor regarding the relevant funds’ investment performance, which include information about investment and financial risks and how they are managed, and from the CCO or his/her designee regarding subadvisor compliance matters. In addition, each Investment Sub-Committee meets periodically with the portfolio managers of the funds’ subadvisors to receive reports regarding management of the funds, including with respect to risk management processes.

You should read this Supplement in conjunction with each SAI and retain it for your future reference.

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